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                                 Certification

                                                                    EXHIBIT 99.2

                      STATEMENT OF CHIEF FINANCIAL OFFICER
                         OF CTI MOLECULAR IMAGING, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SS. 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of CTI Molecular Imaging, Inc. (the "Company") on Form 10-K for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David N. Gill, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     /s/ David N. Gill
                                     ------------------------------------------
                                     David N. Gill
                                     Senior Vice President and
                                     Chief Financial Officer
                                     December 19, 2002